UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



               Date of earliest event reported: November 30, 2009



                              Rancher Energy Corp.
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             (Exact name of registrant as specified in its charter)


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

           Nevada                       000-51425                     98-0422451
-----------------------------  --------------------------  ---------------------------------
(State or other jurisdiction    (Commission File Number)   (IRS Employer Identification No.)
    of incorporation)
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               999-18th Street, Suite 3400, Denver, Colorado 80202
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (303) 629-1125


                                       N/A
                           ---------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                            SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On November 30, 2009, the Company issued a press release. The text of the press release is attached hereto as Exhibit 99.1.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         D. Exhibits:  99.1 Press Release











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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        RANCHER ENERGY CORP.



                                        Signature: /s/ Jon C. Nicolaysen
                                                   -----------------------------
                                        Name: Jon C. Nicolaysen
                                        Title:   President and Chief Executive
                                                 Officer


Dated:   November 30, 2009




















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